UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 19, 2024

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2024, the Compensation and Organization Committee of the Board of Directors of Rogers Corporation (the “Company”) resolved to grant performance-based restricted stock unit awards to Colin Gouveia, the Company’s President and Chief Executive Officer, and Ram Mayampurath, the Company’s Senior Vice President and Chief Financial Officer, that may be earned based on the achievement of a net revenue goal, as part of their annual refresh equity grants (the “Revenue Grants”). The Revenue Grants are designed to vest at the end of 2025 contingent upon the Company’s achievement of net revenue during the 2025 calendar year. The vesting of the Revenue Grants is also generally contingent on the executive’s continued employment through the end of 2025, with provision for accelerated vesting on certain qualifying events.
The number of performance-based restricted stock units subject to each Revenue Grant, assuming a “target” (100%) level of performance is achieved, is 8,520 for Mr. Gouveia and 4,260 for Mr. Mayampurath. The vesting range for these units is from 0% to 200% of such target number, based upon the Company’s net revenue performance during 2025.
The executives also received performance-based restricted stock unit awards that may be earned based on a relative shareholder return metric over a three-year period, as they have in past years.
The above description of the Revenue Grants is subject to the terms and conditions of the applicable award agreements, a form of which is attached as Exhibit 10.1 hereto. The description is qualified in its entirety by these agreements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Performance-Based Restricted Stock Unit Award Agreement (Net Revenue)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: February 23, 2024	By:	/s/ Ramakumar Mayampurath
Ramakumar Mayampurath
Senior Vice President, Chief Financial Officers and Treasurer Principal Financial Officer